Thrivent Mutual Funds

Supplement to Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Large Cap Stock Fund Class A Shares Summary Prospectus, and Thrivent Large Cap

Stock Fund Class S Shares Summary Prospectus

each dated February 28, 2018

Important Notice Regarding Change in Investment Policy

1.	Effective April 30, 2019, Thrivent Large Cap Stock Fund will change its name to Thrivent Global Stock Fund.

2.	Effective April 30, 2019, the first paragraph in “Principal Strategies” in the “Summary Section” of the prospectus for Thrivent Large Cap Stock Fund is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of net assets in equity securities and invests at least 40% of assets in foreign securities (under normal market conditions). The Adviser focuses mainly on the equity securities of domestic and international companies. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in equity securities from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

3.

Effective April 30, 2019, the benchmark referenced in the table the “Average Annual Total Returns” tables under “Summary Section—Performance” for Thrivent Large Cap Stock Fund will be replaced with the following: MSCI All Country World Index—USD Net Returns.

The date of this Supplement is February 7, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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